                                                                     EXHIBIT 4.2

COMMON STOCK                                                      COMMON STOCK
NUMBER                                                            SHARES

                                     [LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                          FOUNDERS FOOD & FIRKINS LTD.

                       SEE REVERSE FOR CERTAIN DEFINITIONS
                            COMMON STOCK CUSIP 350551

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

                          FOUNDERS FOOD & FIRKINS LTD.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:

     SECRETARY                         PRESIDENT

COUNTERSIGNED AND REGISTERED:
     NORWEST BANK MINNESOTA, N.A.
     TRANSFER AGENT AND REGISTRAR

BY

     AUTHORIZED SIGNATURE

     THE ARTICLES OF INCORPORATION OF THE CORPORATION GRANT TO THE BOARD OF DIRECTORS THE POWER TO ESTABLISH MORE THAN ONE CLASS OR SERIES OF SHARES AND TO FIX THE RELATIVE RIGHTS AND PREFERENCES OF ANY SUCH DIFFERENT CLASS OR SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        as tenants in common
TEN ENT        as tenants by the entireties
JT TEN         as joint tenants with right of survivorship and not as tenants in common
COMM PROP as community property (until age _______________)
UNIF GIFT MIN ACT _____ Custodian _____ under Uniform Gift to Minors Act _____
                  (Cust)         (Minor)                                (State)
UNIF TRF MIN ACT _____ Custodian _____ under Uniform Transfers to Minors Act
                 (Cust)         (Minor)
 _____ (until age ____)
(State)


Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) ________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________ attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ----------------------------------
     X
       ---------------------------------
     X
      ----------------------------------
     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  -----------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.


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